                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Evans, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                     EVANS
                   Notice of Annual Meeting of Stockholders
                           To Be Held July 29, 1997

To the Stockholders of Evans, Inc.:

     The 1997 Annual Meeting to Stockholders of Evans, Inc. will be held at the Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois, on Tuesday, July 29, 1997, at 10:30 a.m., Central Daylight Time, for the following purposes:

  1. To elect three Class III directors to serve until the 2000 Annual Meeting of Stockholders.

  2. To ratify the selection of Coopers & Lybrand LLP as the independent auditors for the Company for the fiscal year ending February 28, 1998.

  3. To consider and transact such other matters as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on June 10, 1997 are entitled to notice of and to vote at the meeting or any adjournments thereof. A list of such stockholders will be kept at the office of the Secretary at 36 South State Street, Chicago, Illinois, during the ten days prior to the meeting.

                                By Order of the Board of Directors,

                                        Samuel B. Garber
                                        Vice President,
                                General Counsel and Secretary

Chicago, Illinois
June 27, 1997


                            YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                                     EVANS
                             36 SOUTH STATE STREET
                            CHICAGO, ILLINOIS 60603

                                Proxy Statement
                                      for
                      1997 Annual Meeting of Stockholders
                                 July 29, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Evans, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois, on Tuesday, July 29, 1997 at 10:30 a.m. Central Daylight Time for the purposes set forth in the Notice of Annual Meeting of Stockholders. The approximate mailing date of this material is June 27, 1997.

     Shares represented by valid proxies in the form enclosed which are received prior to the Annual Meeting will be voted in accordance with the directions contained therein. Any proxy returned without specification as to any matter will be voted in accordance with the recommendation of the Board of Directors.
A stockholder who attends the Meeting may vote in person rather than by proxy if he so desires. A stockholder may revoke his proxy at any time before it is exercised.

VOTING SECURITIES

     The close of business on June 10, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On such date, the Company had outstanding 4,985,771 shares of Common Stock (not including 1,347,664 shares held in its treasury), each of which is entitled to one vote on all matters voted upon at the Annual Meeting. Under Section 216 of the Delaware General Corporation Law and the Company's By-laws, a majority of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Abstentions and broker non-votes are counted for purposes of determining a quorum.

PRINCIPAL STOCKHOLDERS

     The following table sets forth the Common Stock of the Company owned as of June 10, 1997 by persons who were known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock.

                                                   Amount of
             Name and Address                     Beneficial
           of Beneficial Owner                     Ownership           Percent
           -------------------                    ----------           -------

D.B. Meltzer...............................      1,061,720 (1)          21.3
  36 South State Street
  Chicago, IL  60603

Peter Cundill & Associates (Bermuda), Ltd..      1,342,854 (2)          26.9
  Clarendon House
  Church Street
  Hamilton, Bermuda

Dimensional Fund Advisors, Ltd.............        341,400 (3)           6.8
  1299 Ocean Avenue
  Santa Monica,  CA  90401
--------

(1) Including (a) 160,200 shares held in trust for benefit of Mr. Meltzer, with the trustee and Mr. Meltzer having shared voting and investment power and
     (b) includes an option to acquire 40,000 shares.

(2) As reported in Schedule 13D filed by said firm on September 12, 1995 with the Securities and Exchange Commission which report reflects sole voting power as to 227,000 shares, shared voting power as to 885,354 shares, sole dispositive power as to 477,354 shares and shared dispositive power as to 865,500 shares.

(3) As reported in Schedule 13G dated February 5, 1997, filed by said firm with the Securities and Exchange Commission which report reflects sole voting power as to 216,700 shares, shared voting power as to 124,700 shares and sole dispositive power as to all shares.

1.  ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed proxy will be voted to elect Gwendolyn
L. Stanback, David B. Meltzer and Harold Sussman as Class III directors for a term of three years expiring at the 2000 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. If any of the nominees should become unavailable, such proxy will be voted for a substitute nominee or nominees proposed by the Board of Directors. Management does not anticipate that any nominee will become unavailable.

     The following table provides information concerning each Director and nominee for election as a Director, and except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

                                                                                 Amount and
                                                                                 Nature of
                                                                    Year         Beneficial
                                                                   First         Ownership        Percentage of
                   Name and                                        Became          as of           Outstanding
           Principal Occupation (1)                        Age    Director     June 10, 1997      Common Stock
           ------------------------                        ---    --------    ----------------    -------------
CLASS III
Nominees to serve until the 2000 Annual Meeting
of Stockholders (Class III)
Gwendolyn L. Stanback.......................................41      1995         23,494 (2)             .5
  Associate Director, Bear, Stearns & Co. Inc.
    (an investment banking firm)
David B. Meltzer............................................68      1960      1,061,720 (3)(4)        21.3
  Chairman of the Board
Harold Sussman(5)...........................................87      1963        149,800 (2)(6)         3.0
  Retired Executive Vice President
  of the Company

CLASS I
Continuing Directors Having a Term of Office Expiring
at the 1998 Annual Meeting of Stockholders (Class I)
Robert K. Meltzer...........................................43      1981        238,144 (7)            4.8
  Executive Vice President and
  General Merchandise Manager
Ernest R. Wish..............................................66      1994         28,494 (2)             .6
  Chairman, Wish Residential Management, Inc.
  (a real estate management firm)
CLASS II
Continuing Directors Having a Term of Office Expiring
at the 1999 Annual Meeting of Stockholders (Class II)
Dennis S. Bookshester.......................................58      1991         24,494 (2)             .5
  President and CEO, H2O Plus, L.P. (a personal care
  products company) Director, American Gem Corp., Fruit of the
  Loom, Inc., Playboy Enterprises, Inc., Sundance Homes, Inc.
Edmond D. Cicala............................................71      1996         24,494 (2)             .5
  President, Edmond Enterprises, Inc., (a retail
  consulting firm); Director, National Commerce
  Bancorp., Proffitt's, Inc.
Patrick J. Regan............................................47      1995        103,500 (8)            2.0
  President and Chief Executive Officer

All officers and directors as a group (12 persons)          --       --       1,749,140               35.1

---------


(1) Each director has been an officer of the Company, or has been principally employed in the capacity stated, for the past five years, with the exception of Gwendolyn L. Stanback, Dennis S. Bookshester and Ernest R. Wish. Ms. Stanback was Senior Director at Continental Bank, N.A., from 1977 through 1992, Senior Capital Advisor, SEI Corporation 1992 to 1994, and since May 1994, Associate Director, Bear, Stearns & Co. Inc. Mr. Bookshester was an independent business consultant from 1992 to January, 1997 and President and CEO of H20, L.P. since February, 1997. Mr. Wish was a partner of Coopers & Lybrand from 1965 to 1992, a business consultant from 1992 to 1993, City Clerk, City of Chicago, September 1993 through April, 1995, Director of Revenue, City of Chicago, July, 1995 to December, 1996 and Chairman, Wish Residential Management, Inc., since December, 1996.
(2)  Includes an option to acquire 10,000 shares.
(3)  Includes an option to acquire 40,000 shares.
(4)  See (1) under "Principal Stockholders" above.
(5)  Mr. Sussman is married to the sister of the late A.L. Meltzer, father of
     D. B. Meltzer.
(6) Includes 30,006 shares held by Mr. Sussman's wife and 7,200 shares held by trusts of which Mrs. Sussman is a co-trustee, as to which beneficial ownership is disclaimed.
(7) Includes an option to acquire 50,000 shares and 2,000 shares held as custodian for the benefit of Mr. Meltzer's children of which beneficial interest is disclaimed. Robert K. Meltzer is the son of D. B. Meltzer.
(8)  Includes an option to acquire 100,000 shares.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors maintains an Audit Committee, a Compensation Committee and an Executive Committee. The Company does not have a standing nominating committee or any committee performing similar functions.

     The members of the Audit Committee are Ms. Stanback, (Chairman) and Messrs. Bookshester and Wish. The Audit Committee's primary function is to assist in fulfilling the Board's functions relating to the Company's financial statements, the scope of the audit, any comments made by the independent public accountants upon the financial condition of the Company and its accounting controls and procedures, such other matters as the Committee deems appropriate. The Committee held three meetings during the last fiscal year.

     The Compensation Committee is comprised solely of directors who are not employees of the Company. The Compensation Committee held three meetings during the last fiscal year. The function of the Committee is to make recommendations to the Board of Directors with respect to the compensation of executive officers of the Company and the granting of stock options to selected key employees. The members of the Compensation Committee are Messrs. Wish (Chairman), Bookshester and Sussman.

     The members of the Executive Committee are Messrs. Wish (Chairman),
Cicala, Robert K. Meltzer and Regan. The Executive Committee has and may exercise all of the authority of the Board of Directors with respect to the management of the Company's business, except with respect to certain specified matters that by law, the Restated Certificate of Incorporation or By-Laws must be approved by the entire Board of Directors. All actions taken by the Executive Committee were ratified unanimously by the full Board of Directors.

     Each Director who is not an employee of the Company received an annual fee of $8,000.00 plus the expenses incurred by them on behalf of the Company for the fiscal year ended March 1, 1997. In addition, each Director who is not an employee receives a meeting fee of $1,500.00 for each meeting of the Board of Director's and $1,000.00 for each Committee Meeting attended. Directors who are also employees of the Company receive no remuneration for serving as Directors.

     Effective March 1, 1997, certain Director fees are to be paid in shares of the Company's Common Stock. The Annual Fee and the first four meetings of the Board of Directors shall be paid in the Company's Common Stock based upon the market price at date of issuance. Additionally, directors may elect to receive compensation in shares of stock or in cash for the meetings of the Board of Directors in excess of four meetings ($1,500.00 per meeting) and for all Committee meetings ($1,000.00 per meeting). In addition, a cash payment of 35 percent of the value of shares issued shall be paid to each director to offset income taxes payable as a result of the issuance of shares.

     Pursuant to the Evans, Inc. 1994 Stock Option Program, each director of the Company who is not otherwise an officer or employee of the Company, or its subsidiaries or affiliates, from and after May 9, 1994, shall be granted a nonstatutory option to purchase 10,000 shares of Common Stock, having an exercise price per share equal to the fair market value of the shares on May 10, 1994. Any person who initially becomes a director after May 9, 1994 and who is not otherwise an officer or employee of the Company, or its subsidiaries or affiliates, shall automatically be awarded a grant of nonstatutory options to purchase 10,000 shares of Common Stock, having an exercise price per share equal to the fair market value of the shares as of the date such person becomes a director. All such options expire ten years after the date of grant and are immediately exerciseable.

     The Board of Directors met six times during the fiscal year ended March 1, 1997. Each director attended 75% or more of these meetings and of the meetings of the Committees of the Board on which he or she served.

Section 16 (a) Beneficial Ownership Reporting Compliance

     Section 16 (a) of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% stockholders to file certain reports with respect to beneficial ownership of the Company's equity securities. Based on information provided to the Company by each director and executive officer, the Company believes all reports to be filed in fiscal 1997 were timely filed.


                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table discloses compensation received by the Company's Chief Executive Officer and the four next most highly paid executive officers for the three fiscal years ended March 1, 1997.

                                                                       Long-Term
                                   Annual Compensation (1)            Compensation
                                   -----------------------            ------------
                                                                         Awards
                                                                         ------
                                                                       Securities
Name and                                                               Underlying       All Other
Principal Position              Year          Salary       Bonus      Options (#)    Compensation (2)
------------------              ----          ------       -----       -----------    ---------------
Patrick J. Regan (3)            1997         $244,992       ----          ----               557
  President and                 1996          175,000       ----       100,000 (4)           557
  Chief Executive Officer       1995          175,000       ----             0               557

Robert K. Meltzer               1997         $186,250       ----          ----               655
  Executive Vice President      1996          175,000       ----        50,000 (4)           326
  and General Merchandise       1995          175,000       ----             0               326
  Manager

David B. Meltzer                1997         $150,000       ----          ----             $7,186
  Chairman of the Board         1996          176,472       ----        40,000              4,032
                                1995          245,000       ----             0              4,032

John A. Sarama                  1997         $140,914       ----          ----               326
  Vice President, Operations    1996          125,000       ----        20,000               326
                                1995          125,000       ----             0               326

William E. Koziel               1997         $117,938       ----          ----               211
  Vice President, Finance       1996          105,271       ----        10,000               211
                                1995           90,000       ----             0               211

(1) The dollar value of perquisites and other personal benefits for each of the named officers was less than the established reporting thresholds.

(2) "All Other Compensation" only includes the dollar value of insurance premiums paid with respect to term life insurance.

(3) Mr. Patrick J. Regan, Executive Vice President and Chief Operating Officer since April 3, 1991, was elected President and Chief Executive Officer effective July 1, 1995.

(4) In December 1995, options previously granted to Messrs. Regan and Meltzer covering 100,000 and 50,000 shares, respectively, were canceled and surrendered and replacement options covering such shares were granted pursuant to the 1994 Stock Option Program. See "Option Repricings" below.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

     Set forth in the following table is information concerning unexercised options held by the named executive officers at the end of the fiscal year ended March 1, 1997. No named executive officer exercised any stock options during fiscal year 1997.

                          Number of Securities             Total Value of Unexercised
                     Underlying Unexercised Options           In-The-Money Options
                          at March 1, 1997(#)                 Held at March 1, 1997
                     ------------------------------      ------------------------------
Name                 Exercisable      Unexercisable      Exercisable      Unexercisable
----                 -----------      -------------      -----------      -------------

David B. Meltzer        40,000              -0-             $-0-               $-0-

Patrick J. Regan       100,000              -0-              -0-                -0-

Robert K. Meltzer       50,000              -0-              -0-                -0-

John A. Sarama          20,000              -0-              -0-                -0-

William E. Koziel       10,000              -0-              -0-                -0-


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1997, the Compensation Committee of the Board of Directors included Mr. Harold Sussman, who was formerly an officer of the Company.

Option Repricings

     On December 4, 1995 the Compensation Committee awarded stock options to certain officers and key employees of the Company at a price of $1.50 per share. The closing market price on date of grant was $1.25. In view of the extraordinary efforts of Messrs. Regan and Robert K. Meltzer in connection with the Company's performance, the Committee determined it to be in the best interest of the Company and its stockholders to cancel and replace the stock options held by each of Messrs. Regan and Meltzer to purchase 100,000 and 50,000 shares of Common Stock (the "Initial Options"), respectively with stock options covering the same number of shares (the "Replacement Options"). The Initial Options were granted on September 4, 1990, for a term of ten years at a price of $1.65 being the market price on the date of the grant. The Replacement Options have an exercise price of $1.50 and expire ten years from the date of grant.


             Respectfully submitted by the Compensation Committee

                           Ernest R. Wish, Chairman
                             Dennis S. Bookshester
                                Harold Sussman



Ten Year Option Repricings


                                                     Market Price                                     Length of
                                        Number of         of          Exercise Price               Original Option
                                         Options       Stock at             at                     Term Remaining
                                        Repriced        Time of          Time of          New        at Date of
                                           or        Repricing or      Repricing or     Exercise    Repricing of
                             Date      Amended (#)   Amendment ($)    Amendment ($)    Price ($)      Amendment
                             ----      -----------   ------------     -------------     --------      ---------
Patrick J. Regan            12/4/95      100,000           $1.25          $1.65          $1.50       4.75 years

Robert K. Meltzer           12/4/95       50,000           $1.25          $1.65          $1.50       4.75 years

Samuel B. Garber            12/4/95       75,000           $1.25          $1.65          $1.50       4.75 years

Stock Option Program

      Stock options are granted periodically at the discretion of the Compensation Committee, to the Company's key employees, to enchance the link between shareholder value creation and pay. No stock options were granted to the named executive officers in fiscal 1997.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the Committee) which is composed of three outside Directors, none of whom is presently an officer or employee of the Company or any of its subsidiaries has provided the following report on executive compensation.

Compensation Philosophy

     The Committee believes that corporate performance and, in turn, shareholder value will be enhanced by a compensation system which supports and reinforces the Company's key operating and strategic goals while aligning the financial interest of the Company's executive officers with those of the shareholders. The Company utilities both short-term and long-term incentive compensation programs to achieve this objective. These programs are tied to store, regional, departmental and Company-wide business goals as well as individual goals. For executive officers, the Company relies on an annual incentive program and stock option program to align the executives' financial interest with those of its shareholders.

Components of the Compensation Program

      The Company's compensation program for executive officers consists of a base salary, an annual incentive bonus program and a stock option program, all of which are tied to the Company's success in achieving financial and strategic performance goals. The Company's performance goals are proposed by management and are approved by the Board of Directors of the Company as part of the company's budgeting process.

Base Salary

     Each year, the Committee reviews proposals by the Company's Chief Executive Officer ("CEO") for annual base salary for the executive officers other than the CEO. In evaluating the CEO's proposals, the Committee considers (1) the individual executive officer's performance including evaluations thereof provided by the CEO and (2) the Company's performance in relation to its performance goals, which includes pre-tax earnings.

Bonus Opportunities

     The Company's revised Bonus Program provides for cash bonus awards based upon the achievement of Company performance goals designated at the beginning of each fiscal year. Consequently, if the performance goals are not met, no bonus is payable. The current bonus program includes only objective performance goals that preclude individual discretion, and does not include personal performance as one of the performance-based criteria for the senior executives of the Company. No cash bonuses were paid to executive officers for the fiscal years 1995, 1996 and 1997.

Long-Term Stock Related Incentives

     The Company also has a long-term incentive program consisting of a stock option program under which the Committee reviews and recommends proposed grants of long-term incentive compensation in the form of stock options. The Committee considers stock options to be an important means of insuring that senior executives maintain their incentive to increase the profitability of the Company and the value of the Company's stock. Whether a grant will be made to an executive officer, and in what amount, is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth and profitability. Because the value of stock options is entirely a function of the value of the Company's stock, the Committee believes that this component of the Company's compensation arrangement aligns the interest of the senior executives with those of the Company's shareholders. The Committee granted no options to executive officers during the fiscal year ended March 1, 1997.

Chief Executive Officer's Compensation

     The Committee determined the compensation of Patrick J. Regan, Chief Executive Officer for the fiscal year ended March 1, 1997 in a manner consistent with the guidelines described above. The Committee evaluated the Company's performance with regard to its stated budget and financial goals that were established and agreed to by Mr. Regan before the start of this fiscal year.
The Committee also evaluated Mr. Regan's personal performance in view of the goals established for him in consultation with the Committee. The Committee evaluated Mr. Regan's performance, and it was determined, that, while the Company did not meet the goals established by the Board of Directors for the 1997 fiscal year, Mr. Regan met his personal performance goals.

Administration of Compensation Programs

     The Committee oversees all compensation programs for senior management and reviews and approves certain plans and programs for other employees. The Committee reviews management recommendations and ultimately determines levels of base salary, annual performance-based bonus payments and stock option grants for all executives. The Committee also reviews and determines the salary level of the chief executive officer, whose compensation is reported in this Proxy Statement.

     The Committee also considered the effect of Internal Revenue Code Section 162(m), which imposes a $1 million limit per year on the corporate tax deduction for compensation paid or accrued with respect to the top five executives of a publicly-held corporation. Performance-based compensation that meets certain requirements will not be subject to this deduction limit. The Committee will continue to monitor the impact of the Section 162(m) limit and to assess various alternatives to minimize or eliminate any loss of tax deductions in future years, provided the alternatives are consistent with the objectives of the Company's executive compensation program.

                                                COMPENSATION COMMITTEE

                                                Ernest R. Wish, Chairman
                                                Dennis S. Bookshester
                                                Harold Sussman


Stock Price Performance Graph

     The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Common Stock of the Company for the five-year period beginning February 29, 1992 and ending March 1, 1997, with the cumulative total return on the S&P 500 and a peer group index of Apparel Specialty Chains over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 and a peer group index on March 1, 1992, reinvestment of all cash dividends and equalization of stock splits and dividends).

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
            AMONG EVANS, INC., THE S & P 500 INDEX AND A PEER GROUP

                       [PERFORMANCE GRAPH APPEARS HERE]

* $100 INVESTED ON 2/29/92 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING FEBRUARY 28.


                                Cumulative Total Return
                                -----------------------
                      2/92    2/93    2/94    2/95    2/96    2/97
                      ----    ----    ----    ----    ----    ----

Evans, Inc. ..........100     200     231     100      85      62
Peer Group ...........100      93      71      78      41      49
S&P 500 ..............100     111     120     129     173     219


The Company's peer group is comprised of five other apparel specialty chains:
Ann Taylor Stores Corporation, Cache Inc., Deb Shops Inc., Frederick's of Hollywood Inc. and Gantos Inc.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Coopers & Lybrand LLP, who has served as the Company's independent auditors since 1962, to audit the financial statements of the Company for the fiscal year ending February 28, 1998 and proposes that stockholders approve such appointment. The Company expects a representative of Coopers & Lybrand LLP to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting is required to ratify the selection of Coopers & Lybrand LLP.


PROPOSALS OF STOCKHOLDERS FOR 1998 ANNUAL MEETING

     Stockholder proposals may be submitted for inclusion in EVANS 1998 proxy material after the 1997 Annual Meeting but no later than 5 p.m. CST on February 27, 1998. Proposals must be in writing and sent via registered, certified or express mail to : Office of the Secretary, Evans, Inc., 36 South State Street, Chicago, IL 60603. Facsimile or other forms of electronic submissions will not be accepted.


FINANCIAL STATEMENTS

     The Annual Report of the Company for the fiscal year ended March 1, 1997, is enclosed herewith but does not constitute a part of the proxy soliciting material.

OTHER MATTERS

     Management knows of no other matters which may be brought before the Annual Meeting. However, if any other matter is presented to the Meeting on which a vote properly may be taken, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

     The enclosed proxy is solicited by the Board of Directors of the Company. The cost of solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, directors, officers or employees of the Company may solicit proxies personally or by telephone or telegraph, and the Company may request persons holding stock in their names or names of their nominees to obtain proxies from and send proxy material to their principals and will reimburse such persons for their expenses in doing so.

     To help assure a quorum at the Annual Meeting, please sign and mail the enclosed proxy promptly in the envelope provided. The signing of the proxy will not prevent your attending the Meeting and voting in person, should you desire. All stockholders are cordially invited to attend the Meeting.

                                       By Order of the Board of Directors

                                                Samuel B. Garber
                                                 Vice President
                                         General Counsel and Secretary

Chicago, Illinois
June 27, 1997

PROXY                                                                   PROXY

                                  EVANS, INC.

                 Proxy for 1997 Annual Meeting of Stockholders

     The undersigned hereby appoints D.B. Meltzer and Harold Sussman, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of EVANS, INC., held of record by the undersigned on June 10, 1997, at the Annual Meeting of Stockholders of Evans, Inc. scheduled to be held at the Marriott Suites Downers Grove, 1500 Opus Place, Downers Grove, Illinois, on Tuesday, July 29, 1997, at 10:30 a.m., Central Daylight Time, and at any adjournment thereof:

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholders. If no direction is made, this proxy will be voted for proposals 1 and 2.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

                 (Continued, and to be dated and signed, over)

                                  EVANS, INC.

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

[                                                                              ]

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. ELECTION OF THREE CLASS III DIRECTORS, for         For   Withhold   For All
   the term expiring at the 2000 Annual               All      All     Except
   Meeting of Stockholders.                           [_]      [_]       [_]

   Nominees: Gwendolyn L. Stanback, David B.
             Meltzer and Harold Sussman.

   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the space provided below.

   __________________________________________

2. APPROVE THE SELECTION OF COOPERS & LYBRAND         For   Against   Abstain
   LLP as the independent auditors for the            [_]     [_]       [_]
   Company for the fiscal year ending
   February 28, 1998.



                                        Dated: ___________________________, 1997

                                        ________________________________________

                                        ________________________________________
                                        (Please sign your name exactly as shown
                                        to the left. Joint owners should each
                                        sign. Executors, administrators,
                                        trustees, etc., should so indicate when
                                        signing.)
                                         PLEASE MARK, SIGN, DATE AND RETURN THE
                                            PROXY IN THE ENCLOSED ENVELOPE.